BLOCKED DEPOSIT ACCOUNT CONTROL AGREEMENT

This Blocked Deposit Account Control Agreement (the "Agreement") is entered into this 31st day of March, 2011 among Nathan's Famous Systems, Inc. (the "Customer"), SMG, Inc. (the "Judgment Creditor") and Citibank, N.A. (the "Bank").

RECITALS

A. The Customer has established deposit account number 9990556403 in the name of the Customer at the Bank (the "Account").

B. The Judgment Creditor has been awarded damages in the amount of $4,909,701.44, inclusive of pre-judgment interest, by an agreed-upon order entered on February 4, 2011 in an action captioned *SMG, Inc. et al. v. Nathan's Famous Systems, Inc.* (Circuit Court of Cook County, Illinois Chancery Division No. 07 CH 20174) (the "Judgment").

C. The Customer intends to appeal the Judgment.

D. Pending such appeal by the Customer, the Customer has agreed to grant to the Judgment Creditor a first priority perfected security interest in the Account, and the parties desire to enter into this Agreement to grant "Control" (as such term is defined in Section 9-104 of the Uniform Commercial Code of the State of New York (the "UCC")) over the Account to the Judgment Creditor and to describe the parties' respective rights and duties with respect to the Account.

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. The Customer hereby agrees with Judgment Creditor to deposit $4,909,701.44 into the Account within one business day of the execution of this Agreement. Within three business days of the end of each calendar month, the Customer shall deposit into the Account an amount equal to the accrued post-judgment interest for that month.

2. The Customer represents and warrants that it is the legal and equitable owner of the Account and holds the Account free and clear of all liens, charges and encumbrances and security interests of every kind and nature whatsoever except for the security interest granted in the Account to the Judgment Creditor.

3. The Customer hereby grants Control of the Account to the Judgment Creditor and the Bank hereby acknowledges the grant of Control of the Account and agrees that it shall block the Account in a manner that will prevent Customer from having any rights with respect to the Account, including without limitation any rights of withdrawal from the Account, until: (a) the date that the Bank is in receipt of a written notice from the Judgment Creditor specifying that (i) the Judgment, plus all applicable post-judgment interest, has been satisfied, (ii) the Judgment has been reversed or the Judgment has been vacated and the matter remanded and that any subsequent motions or appeals have been resolved, (iii) the Parties have entered a fully-executed settlement agreement resolving the Judgment, or (iv) the Judgment Creditor is otherwise withdrawing its Disposition Notice, as such term is defined herein, or (b) the date that the Bank is in receipt of a Disposition Notice (as defined below) in accordance with paragraph 5 of this Agreement and has acted in accordance with the Disposition Notice. The parties hereto agree that the Bank shall comply with instructions originated by the Judgment Creditor directing disposition of any funds from the Account without further consent of the Customer. The Bank acknowledges that this Agreement constitutes notice of the Judgment Creditor's security interest in and Control of the Account.

4. Upon (i) satisfaction of the Judgment plus all applicable post-judgment interest, (ii) a ruling by an appellate court that the Judgment has been reversed or that the Judgment has been vacated and the matter remanded and the resolution of any subsequent motions or appeals, (iii) entry of a fully-executed settlement between the Parties resolving the Judgment, or the withdrawal by the Judgment Creditor of a Disposition Notice, the Judgment Creditor agrees with the Customer to send a written notice (a "Release Notice") to the Bank within five (5) business days of such occurrence.

5. In the event that either (i) the Judgment is affirmed and all appeals are exhausted, and the amount of the Judgment plus all applicable post-judgment interest is not satisfied by the Customer and paid over to the Judgment Creditor within thirty (30) days of such affirmance or (ii) an Event of Default occurs under the Security Agreement between the Customer and the Judgment Creditor dated March 31, 2011, the Judgment Creditor shall be entitled to provide a written notice to the Bank, in the form of Exhibit A hereto directing the disposition of the funds in the Account including instructions for disposition

(the "Disposition Notice"). The Bank acknowledges that within a reasonable time not to exceed two (2) Business Days after its receipt of a Disposition Notice, and without the necessity of the Bank giving any notice to or obtaining the consent of the Customer even if acting on the Disposition Notice results in the dishonoring by the Bank of items presented for payment from the Account, the Bank agrees to act according to the Disposition Notice and the instructions therein. The Customer acknowledges and agrees that the Bank shall have no obligation to inquire or investigate as to whether the Customer is in default or breach in its satisfaction of the Judgment. The Customer further acknowledges and agrees that the Bank will not be liable to the Customer for complying with a Disposition Notice or any direction of the Judgment Creditor after the Bank's receipt of a Disposition Notice, even if the Customer notifies the Bank that the Judgment was satisfied and/or that the Judgment Creditor was not justified in issuing a Disposition Notice.

In order for any notice under this Agreement to be binding, such notice must be in writing and shall be either (i) delivered by hand, (ii) mailed by United States registered or certified first class mail, postage prepaid and return receipt requested, or (iii) sent by overnight courier, addressed to the intended recipient at its address and to the attention of the person or officer (if named) set forth on the signature page hereto or to such other address for notices as the intended recipient shall last have furnished in writing to the other parties hereto. Any such notice or communication shall be deemed to have been duly given or made and to have become effective at the time of the receipt thereof by the recipient.

6. Notwithstanding the Bank's agreements in Section 3 hereof, the Bank will not be liable to the Judgment Creditor or the Customer for failing to follow a Disposition Notice originated by the Judgment Creditor (i) that the Bank determines would result in the Bank's failing to comply with a statute, rule or regulation, or an order, judgment, restraining notice or other legal process restricting the disposition of the funds in the Account that is binding on the Bank, (ii) that requires the disposition of funds from the Account that are not immediately available, (iii) if the Bank has not received evidence reasonably required by the Bank as to the authority of the person giving the Disposition Notice on behalf of the Judgment Creditor (it being understood and agreed that the

delivery of a resolution in form and content reasonably satisfactory to the Bank authorizing the person signing the Disposition Notice certified by a secretary or assistant secretary of the Judgment Creditor, together with an incumbency certificate showing a specimen signature of the signatory of the Disposition Notice comparing favorably with the signature of the Judgment Creditor's representative on the Deposition Notice shall be deemed acceptable by the Bank), (iv) that requires funds be sent to more than one recipient, or iv) that requires the disposition of funds in the Account by a method not available to the Customer under the CitiBusiness Client Manual, funds transfer agreement or any other agreements entered into between the Bank and the Customer governing the Account and any cash management agreement or other agreement for similar services provided by the Bank to the Customer (collectively, and as each may be amended, modified or supplemented from time to time, the "Account-related Agreements"). In addition, the Bank will not be liable to the Customer or the Judgment Creditor for any failure to follow or any delay in following any Disposition Notice (including any funds transfer requests) or any provision of this Agreement due to a computer malfunction, interruption of communication facilities, labor difficulties, act of God, war, terrorist attack, or other cause beyond the Bank's reasonable control.

7. The Bank has not entered into any currently effective control agreement with respect to the Account for the benefit of any person other than the Judgment Creditor, and the Bank will not enter into a control agreement with respect to the Account for the benefit of any person other than the Judgment Creditor during the term of this Agreement.

8. This Agreement shall be absolute and continuing and shall remain in effect until terminated as hereinafter provided.

9. Nothing in this Agreement shall affect any right of setoff, deduction or other claim or charge by the Bank against the Account, to the extent permitted by any of the Account-related Agreements or applicable law, for (i) the face amount of a check, draft, money order, instrument, wire transfer of funds, automated clearing house entry, other electronic transfer of funds or other item (A) deposited in or credited to the Account and returned unpaid or otherwise uncollected or subject to an adjustment entry, whether for insufficient funds or for any other reason and without regard to the timeliness of the return or adjustment or the occurrence or timeliness of any other person's notice of

nonpayment or adjustment, or (B) subject to a notice against the Bank for breach of transfer, presentment, encoding, retention or other warranty under Federal Reserve regulations or Operating Circulars, clearing house rules, the Uniform Commercial Code or other applicable law, (ii) any adjustments or corrections of any posting or encoding errors, and (iii) fees and expenses chargeable by the Bank in respect of the Account or any related services, including those services specified in the Account-related Agreements. In the event of a setoff, deduction, or other claim or charge by the Bank in accordance with this Section 9, the Customer agrees with the Judgment Creditor to replenish the Account within ten (10) business days with immediately available funds in an amount equal to such setoff, deduction or other claim or charge and the Bank shall have no obligation to the Judgment Creditor to enforce this obligation or to verify that such replenishment has occurred.

10. This Agreement shall apply only to the Account and any replacement thereof and shall not apply to any other accounts of the Customer now existing or hereafter created at the Bank.

11. Except with respect to the obligations and duties expressly provided in this Agreement, this Agreement shall not impose or create any obligations or duties upon the Bank that are greater than or in addition to the usual and customary obligations and duties, if any, of the Bank with respect to the Account or the Customer. The Bank shall have no obligation or duty whatsoever to interpret the terms of any agreements between the Customer and the Judgment Creditor or to determine whether any default exists thereunder.

12. The Customer hereby irrevocably authorizes and instructs the Bank to perform and comply with the terms of this Agreement. The Account-related Agreements will continue to apply to the Account and any services provided in connection with the Account (including any funds transfers); provided, however, that to the extent there is any conflict between this Agreement and any Account-related Agreement, the provisions of this Agreement will control. Notwithstanding the foregoing, this Agreement will not (i) derogate from any claim or defense that the Bank may have against the Customer under any Account-related Agreements or (ii) create any third-party beneficiary rights under any of the Account-related Agreements in favor of the Judgment Creditor.

13. Without first obtaining the prior written consent of the Bank and the Judgment Creditor, this Agreement may not be terminated by the Customer. This Agreement may be terminated (i) by the Judgment Creditor at any time by notice to the Customer and the Bank and (ii) by the Bank (A) upon thirty (30) days' notice to the Customer and the Judgment Creditor if the Bank becomes obligated to terminate this Agreement or to close the Account under any statute, rule or regulation, or any legal process binding upon the Bank or (B) otherwise upon thirty (30) days' notice to the Customer and the Judgment Creditor. If the Bank terminates this Agreement pursuant to Section 13(ii), the Bank will, unless a previously delivered and continuing effective Disposition Notice directs otherwise, remit any available funds in the Account on the date of termination, by check mailed to the address of the Customer for receiving communications under this Agreement. Any obligation of the Bank to remit any funds to or at the direction of the Judgment Creditor under this subsection is subject to Section 3 hereof. The termination of this Agreement will not affect any rights created or obligations incurred under this Agreement before the termination.

14. The Customer shall indemnify and hold harmless each of the Bank and the Judgment Creditor from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including reasonable attorney's fees) and liabilities of every nature and character arising out of or related to this Agreement or the transactions contemplated hereby or any actions taken or omitted to be taken by the Bank hereunder, except to the extent directly caused by the Bank's or the Judgment Creditor's gross negligence or willful misconduct. The foregoing indemnification shall survive any termination of this Agreement.

15. The Judgment Creditor agrees to indemnify the Bank against all claims, actions, losses, damages, costs and expenses (including reasonable attorney's fees) incurred, sustained or payable by the Bank arising from the Bank following a Disposition Notice, Release Notice or from the Bank's remittance of funds pursuant to the terms hereof, except to the extent caused by the Bank's gross negligence or willful misconduct. The foregoing indemnification shall survive any termination of this Agreement.

16. The Bank may act upon any instrument or other writing believed by it in good faith to be genuine and to have been signed or presented by a person purporting to be the Judgment

Creditor or the Customer (or any agent thereof), as the case may be. The Customer and the Judgment Creditor hereby agree that such procedure, together with the execution of this Agreement, is commercially reasonable for each of them and that no other security procedures, as such term is defined in Article 4A of the UCC, are necessary or desired, including, without limitation, those involving any call back to the Judgment Creditor or other methods of verification of authority with respect to Disposition Notices or any other writings. The Bank shall not be liable in connection with the performance or non-performance of its duties hereunder, except for its own gross negligence or willful misconduct. The Bank's duties shall be determined only with reference to this Agreement and applicable laws, and the Bank shall not be charged with knowledge of, or any duties or responsibilities in connection with, any other document or agreement. The Bank shall have no liability to any party for any incidental, punitive or consequential damages resulting from any breach by the Bank of its obligations hereunder.

17. This Agreement may only be amended or modified by written agreement executed by the Bank, the Customer and the Judgment Creditor.

18. All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by the Judgment Creditor in exercising any right, power or remedy conferred by this Agreement or in the enforcement thereof shall become an obligation of the Customer, including without limitation, all costs and attorneys' fees. The Customer agrees to promptly pay to the Bank or any other applicable third party as and when due, all fees and expenses incurred by the Customer or the Judgment Creditor in connection with the Account or charged by the Bank in respect of the Account or any related services.

19. No delay or omission on the part of the Judgment Creditor or the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Agreement. No waiver of any right under this Agreement shall be effective unless in writing and signed by the party waiving such right, and no waiver on one occasion shall be construed as a bar to or waiver of any such right on any other occasion.

20. This Agreement and any waiver or amendment hereto may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Agreement may be executed and delivered by telecopier or other

facsimile transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

21. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflicts of law principles thereof) and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

22. This Agreement, together with any Schedules and Exhibits attached hereto, constitutes the entire agreement, and supersedes any prior agreements, of the parties concerning its subject matter. In the event a provision of this Agreement is unenforceable, this Agreement shall be construed to the extent possible as if the unenforceable provision were omitted.

23. EACH OF THE JUDGMENT CREDITOR, CUSTOMER AND THE BANK HEREBY KNOWINGLY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION ARISING OUT OF OR DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has executed and delivered this Blocked Deposit Account Control Agreement as of the day and year first written above.

Judgment Creditor

NATHANS FAMOUS SYSTEMS, INC.

By:____________________
Name:____________________
Title:____________________

Address:

____
____
Attention:____________________
Telephone:____________________
Facsimile:____________________

Customer

SMG, INC.

By: Steven P. Wright
Name: Steven P. Wright
Title: CFO

Address:

21 Enterprise Parkway, Suite 400
Hampton, VA 23666
Attention: Steven P. Wright
Telephone: 757-952-1200
Facsimile: 757-952-1249

Bank

CITIBANK, N.A.

By:____________________
Name:____________________
Title:____________________

Address:

____
____
Attention:____________________
Telephone:____________________
Facsimile:____________________

IN WITNESS WHEREOF, each of the parties has executed and delivered this Blocked Deposit Account Control Agreement as of the day and year first written above.

Judgment Creditor

NATHANS FAMOUS SYSTEMS, INC.

By: [signature]
Name: Eric Gatoff
Title: CEO

Address:

One Jericho Plaza
Second Floor - Wing A, Jericho, NY 11753
Attention: Ronald G. DeVos - V.P. Finance
Telephone: 516-338-8500
Facsimile: 516-338-7220

Customer

SMG, INC.

By:__________
Name:__________
Title:__________

Address:

____
____
Attention:__________
Telephone:__________
Facsimile:__________

Bank

CITIBANK, N.A.

By:__________
Name:__________
Title:__________

Address:

____
____
Attention:__________
Telephone:__________
Facsimile:__________

IN WITNESS WHEREOF, each of the parties has executed and delivered this Blocked Deposit Account Control Agreement as of the day and year first written above.

Judgment Creditor

NATHANS FAMOUS SYSTEMS, INC.

By:______________________________
Name:____________________________
Title:_____________________________

Address:

____
____
Attention:________________________
Telephone:________________________
Facsimile:________________________

Customer

SMG, INC.

By:______________________________
Name:____________________________
Title:_____________________________

Address:

____
____
Attention:________________________
Telephone:________________________
Facsimile:________________________

Bank

CITIBANK, N.A.

By:______________________________
Name: Timothy M. Foley
Title: Vice President

Address: One RXR Plaza, Uniondale, NY 11556
Telephone: 516.296.6138
Facsimile: 516.296.5218
Attention: Timothy M. Foley with a copy to Branch Manager

Address: Robbins Lane and Jericho Turnpike
Jericho, NY 11753
Attention: Branch Manager
Telephone: 516.933.2660
Facsimile: 516.937.9033

EXHIBIT A

[LETTERHEAD OF THE JUDGMENT CREDITOR]
BLOCKED DEPOSIT ACCOUNT CONTROL AGREEMENT DISPOSITION NOTICE

[DATE]

CITIBANK, N.A:

____

____

Attn: BRANCH MANAGER

WITH A COPY TO:

____

____

Attn:

Re: Account number: ______________________________(the "Account")

Ladies and Gentlemen:

This is a Disposition Notice, as defined in the Blocked Deposit Account Control Agreement dated ____________________, 20__ (as currently in effect, the "Control Agreement"), among Citibank, N.A. (the "Bank"), us and Nathan's Famous Systems, Inc. (the "Customer"). Capitalized terms used in this Disposition Notice have the meanings given them in the Control Agreement.

We hereby direct the Bank to send all available funds in the Account to us by the method and to the address indicated below.

____

____

____

____

Very truly yours,

[JUDGMENT CREDITOR]

By:____________________________________
Name: _________________________________
Title: ______________________________